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
WORLD OMNI AUTO RECEIVABLES TRUST 2000-A
ANNUAL SERVICER CERTIFICATE
FOR THE PERIOD July 1, 2000 THROUGH November 30, 2000
Original                                                    765,976,000.00

Principal collections & defaulted receivables               147,094,153.43

Note Balance @ 11/30/00                                     618,881,846.57

                                                            Class A-1
Note Amount                                                 Note Amount

Original                                                    158,884,000.00

Principal collections & defaulted receivables               147,094,153.43

Note Balance @ 11/30/00                                      11,789,846.57

                                                            Class A-2
Note Amount                                                 Note Amount

Original                                                    321,019,000.00

Principal collections & defaulted receivables                         0.00

Note Balance @ 11/30/00                                     321,019,000.00

                                                            Class A-3
Note Amount                                                 Note Amount

Original                                                    168,637,000.00

Principal collections & defaulted receivables                            -

Note Balance @ 11/30/00                                     168,637,000.00

                                                            Class A-4
Note Amount                                                 Note Amount

Original                                                    117,436,000.00

Principal collections & defaulted receivables                            -

Note Balance @ 11/30/00                                     117,436,000.00




Distributable Amounts                                       Total

Interest Distributable Amount                                20,039,002.74
Principal Distributable Amount                              147,094,153.43

Total                                                       167,133,156.17

Distributable Amounts                                       Class A-1

Interest Distributable Amount                                 2,435,324.16
Principal Distributable Amount                              147,094,153.43

Total                                                       149,529,477.59

Distributable Amounts                                       Class A-2

Interest Distributable Amount                                 9,241,334.46
Principal Distributable Amount                                        0.00

Total                                                         9,241,334.46

Distributable Amounts                                       Class A-3

Interest Distributable Amount                                 4,909,725.72
Principal Distributable Amount                                        0.00

Total                                                         4,909,725.72

Distributable Amounts                                       Class A-4

Interest Distributable Amount                                 3,452,618.40
Principal Distributable Amount                                        0.00

Total                                                         3,452,618.40



Note Factors                                                Series A-1                    Series A-2

                                          11/30/00                    7.4204115%                  100.0000000%

Note Factors                                                Series A-3                    Series A-4

                                          11/30/00                  100.0000000%                  100.0000000%



Pool Data                                                   $                             #

Original Pool Balance                                       812,707,273.18                     62,718
Pool Balance at 5/31/00                                     812,707,273.18                     62,718
Principal Payments                                          144,017,900.92                      4,632
Defaulted Receivables                                         3,076,252.51                        228
Pool Balance as of 11/30/00                                 665,613,119.75                     57,858
Receivables with APRs < 8.75%                               453,468,603.08                     41,362

Recoveries                                                                                  1,414,162.04

Weighted Average APR                                                  8.38%


Account Balances                                            Advance                       Reserve Fund

Balance as of  5/31/00                                                0.00                          0.00
Balance as of  11/30/00                                          97,279.18                 25,409,530.47
Change                                                           97,279.18                 25,409,530.47
Yield Supplement Percentage                                                                         3.22%
Reserve Fund Requirement                                                                   24,760,530.02
Reserve Fund Supplemental Requirement/(Excess)                                               (649,000.45)




Distribution per $1,000                                     Total

Distribution Amount                                                 218.1963354

Interest Distribution Amount                                         26.1613977
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                       192.0349377
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-1

Distribution Amount                                                 941.1235718

Interest Distribution Amount                                         15.3276866
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                       925.7958852
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-2

Distribution Amount                                                  28.7875000

Interest Distribution Amount                                         28.7875000
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-3

Distribution Amount                                                  29.1141667

Interest Distribution Amount                                         29.1141667
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000


Distribution per $1,000                                     Class A-4

Distribution Amount                                                  29.4000000

Interest Distribution Amount                                         29.4000000
Interest Carryover Shortfall                                          0.0000000

Principal Distribution Amount                                         0.0000000
Principal Carryover Shortfall                                         0.0000000





Servicing Fee                                               Total

Amount of Servicing Fee Paid                                  3,773,233.85
Total Unpaid                                                          0.00





Delinquent Receivables                                      #                             $

Past Due 31-60 days                                                 686                     8,518,468.98
Past Due 61-90 days                                                  77                       966,995.44
Past Due 91 + days                                                   33                       398,799.88

 Total                                                              796                     9,884,264.30
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